SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): March 16, 2000

                            RSL Communications, Ltd.
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                  (Exact name of Registrant as specified in its charter)

           Bermuda                          333-25749                 N/A
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(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)          Identification              Number)

                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
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                    (Address of principal executive offices)

                                 (441) 295-2832
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                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

In a press release dated March 16, 2000, RSL Communications, Ltd., a Bermuda corporation (the "Company"), announced the execution of a definitive agreement to acquire Rednet Limited, an Internet Service Provider in the United Kingdom. In addition, in a press release dated April 6, 2000, the Company announced the execution of a definitive agreement to acquire Voyager Networks Limited and Voyager Internet Limited, an Internet Service Provider and networking specialist in the United Kingdom. A copy of the press releases are attached hereto as exhibits 99.1 and 99.2, respectively and are incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated March 16, 2000.
99.2 Press release dated April 6, 2000.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RSL COMMUNICATIONS, LTD.


Date: April 17, 2000                By /s/ Avery S. Fischer
                                       -----------------------------------------
                                       Name: Avery S. Fischer
                                       Title:  Vice President of Legal Affairs
                                               and General Counsel

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Exhibit Index

99.1  Press Release dated March 16, 2000.
99.2  Press Release dated April 6, 2000.